GENESIS BIOPHARMA, INC.

STOCK OPTION AGREEMENT

Unless otherwise defined herein, the terms defined in this Stock Option Agreement (“Agreement”) shall have the same defined meanings as in the 2010 Equity Compensation Plan (“Plan”) of Genesis Biopharma, Inc. (the “Company”).

I.	NOTICE OF STOCK OPTION GRANT

Name:     [xxx]

Address:  [xxx]

You (the “Optionee”) have been granted an option to purchase common stock of the Company, subject to the terms and conditions of the Plan and this Agreement.  The terms of your grant are set forth below:

Grant Date:  xxx , 20xx

Vesting: xxx shares vested [immediately]

Commencement Date:  xxx , 20xx

Exercise Price per Share (“Exercise Price”):  $x.xx

Total Number of Shares Granted (“Shares”):  xxx

Total Exercise Price:  $xxx

Type of Option: Incentive Stock Option (“ISO”)

Term/Expiration Date: xxx , 20xx

II.	AGREEMENT

1. Grant of Option.  The Company hereby grants to the Optionee a Stock Option to purchase the Shares as set forth in the Notice of Stock Option Grant (“Notice of Grant”) above, at the Exercise Price set forth in the Notice of Grant.  Notwithstanding anything to the contrary anywhere else in this Agreement, this grant of a Stock Option is subject to the terms, definitions, and provisions of the Plan adopted by the Company, which is incorporated herein by reference.

If designated in the Notice of Grant as an ISO, this Stock Option is intended to qualify as an ISO as defined in Section 422 of the Code; provided, however, that to the extent that the aggregate fair market value of Stock with respect to which ISOs, including the Stock Option, are exercisable for the first time by the Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company or any Subsidiary) exceeds $100,000, such options shall be treated as not qualifying under Code Section 422, but rather shall be treated as No-Qualified Stock Options (“NSOs”) to the extent required by Code Section 422.  The rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted.  For purposes of these rules, the Fair Market Value of Stock shall be determined as of the time the Stock Option with respect to such Stock is granted.

2. Exercise of Option.  This Stock Option is exercisable as follows:

(a) Right to Exercise.

(i) This Stock Option shall be exercisable cumulatively according to the vesting schedule set out in the Notice of Grant.  For purposes of this Agreement, Shares subject to this Stock Option shall vest based on continued employment of or consulting services by the Optionee with the Company.

(ii) This Stock Option may not be exercised for a fraction of a Share.

(iii) In the event of the Optionee’s death, Disability, or other termination of the employment or consulting relationship, the exercisability of the Stock Option is governed by Sections 5,6, and 7 below.

(iv) In no event may this Stock Option be exercised after the date of expiration of the term of this Stock Option as set forth in the Notice of Grant.

(b) Method of Exercise.  This Stock Option shall be exercisable by written notice in the form attached as Exhibit A (“Exercise Notice”).  The Exercise Notice must state the number of Shares for which the Stock Option is being exercised, and such other representations and agreements with respect to such shares of common stock as may be required by the Company pursuant to the provisions of the Plan.  The Exercise Notice must be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company.  The Exercise Notice must be accompanied by payment of the Exercise Price, including payment of any applicable withholding tax.  This Stock Option shall be deemed to be exercised upon receipt by the Company of such written Exercise Notice accompanied by the Exercise Price and payment of any applicable withholding tax.

No Shares shall be issued pursuant to the exercise of a Stock Option unless such issuance and such exercise comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed.  Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Stock Option is exercised with respect to such Shares.

3. Method of Payment.  Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

(a) cash, check, bank draft, or postal or express money order;

(b) with the consent of the Committee, surrendered Shares issuable upon the exercise of the Stock Option having a Fair Market Value on the date of exercise equal to the aggregate Exercise Price of the Stock Option or exercised portion thereof, surrender of such shares to be evidenced by delivery of the certificate(s) representing such shares in such manner, and endorsed in such form, or accompanied by stock powers endorsed in such form, as the Committee may determine;

(c) the proceeds of a loan from an independent broker-dealer whereby the loan is secured by the Stock Option or the Stock to be received upon exercise of the Stock Option;

(d) by electing to receive upon such exercise the “Net Number” of Shares determined according to the following formula (the “Cashless Exercise”):

Net Number = (A x B) - (A x C)
                                  B

For purposes of the foregoing formula:

A = the total number of Shares with respect to which this Stock Option is then being exercised.

B = the closing bid price of the common stock of the Company on the date of exercise of the Stock Option.

C = the Exercise Price then in effect for the applicable Shares at the time of such exercise; or

(e) any combination of the foregoing.

4. Restrictions on Exercise.  If the issuance of Shares upon such exercise or if the method of payment for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, then the Stock Option may not be exercised.  The Company may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation before allowing the Stock Option to be exercised.

5. Termination of Relationship.

(a) In the case of an ISO grant, if the Optionee’s employment with the Company is terminated other than by Disability or death, the terms of this Stock Option shall extend for a period ending on the earlier of the date on which this Stock Option would otherwise expire or three months after such termination of employment, and this Stock Option shall be exercisable to the extent it was exercisable as of such last date of employment.

(b) In the case of a NSO grant, if the Optionee’s employment with the Company is terminated, a Director Optionee ceases to be a Director, or a Consultant Optionee ceases to be a Consultant, other than by reason of Disability or death, the terms of any then outstanding NSO held by the Optionee shall extend for a period ending on the earlier of the date established by the Committee at the time of grant or three months after the Optionee’s last date of employment or cessation of being a Director or Consultant, and such Stock Option shall be exercisable to the extent it was exercisable as of the date of termination of employment or cessation of being a Director or Consultant.

6. Disability of Optionee.

(a) In the case of an ISO grant, if the Optionee’s employment with the Company is terminated by reason of Disability, the terms of this Stock Option shall extend for a period ending on the earlier of the date on which this Stock Option would otherwise expire or twelve months after such termination of employment, and this Stock Option shall be exercisable to the extent it was exercisable as of such last date of employment.

(b) In the case of a NSO grant, if the Optionee’s employment is terminated by reason of Disability, a Director Optionee ceases to be a Director by reason of Disability or a Consultant Optionee ceases to be a Consultant by reason of Disability, the term of any then outstanding NSO held by the Optionee shall extend for a period ending on the earlier of the date on which such Stock Option would otherwise expire or twelve months after the Optionee’s last date of employment or cessation of being a Director or Consultant, and such Stock Option shall be exercisable to the extent it was exercisable as of such last date of employment or cessation of being a Director or Consultant.

7. Death of Optionee.

(a) In the case of an ISO grant, if the Optionee’s employment with the Company is terminated by reason of death, the representative of his estate or beneficiaries thereof to whom this Stock Option has been transferred shall have the right during the period ending on the earlier of the date on which this Stock Option would otherwise expire or twelve months after such date of death, to exercise any then outstanding portion of this Stock Option in whole or in part.  If the Optionee dies without having fully exercised any of this Stock Option, the representative of his estate or beneficiaries thereof to whom this Stock Option has been transferred shall have the right to exercise this Stock Option in whole or in part.

(b) In the case of a NSO grant, if the Optionee’s employment is terminated by reason of death, a Director Optionee ceases to be a Director by reason of death or a Consultant Optionee ceases to be a Consultant by reason of death, the representative of his estate or beneficiaries thereof to whom the Stock Option has been transferred shall have the right during the period ending on the earlier of the date on which such Stock Option would otherwise expire or twelve months following his death to exercise any then outstanding NSO in whole or in part.  If the Optionee dies without having fully exercised any then outstanding NSO, the representative of his estate or beneficiaries thereof to whom the Stock Option has been transferred shall have the right to exercise such Stock Options in whole or in part.

8. Non-Transferability of Option.  During the Optionee’s lifetime, the Option shall be exercisable only by the Optionee and shall not be transferable except in case of the death of the Optionee or by will or the laws of descent and distribution.

9. Term of Option.  This Stock Option may be exercised only within the term set out in the Notice of Grant.

10. Tax Consequences.  Set forth below is a brief summary as of the date of this Stock Option of some of the federal income tax consequences of exercise of this Stock Option and disposition of the Shares.  THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE.  THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS STOCK OPTION OR DISPOSING OF THE SHARES.

(a) Exercise of ISO.  If this Stock Option qualifies as an ISO, there will be no regular federal income tax liability upon the exercise of the Stock Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

(b) Exercise of ISO Following Disability.  If the Optionee’s continuous status as an employee of, or consultant to, the Company terminates as a result of disability that is not total and permanent disability as defined in Code Section 22(e)(3), to the extent permitted on the date of termination, the Optionee must exercise an ISO within 90 days of such termination for the ISO to be qualified as an ISO.

(c) Exercise of NSO.  There may be a regular federal income tax liability upon the exercise of an NSO.  The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price.  If the Optionee is an employee of the Company, the Company will be required to withhold from the Optionee’s compensation or collect from the Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.  If the Optionee is subject to Section 16 of the Securities Act of 1934, as amended, the date of income recognition may be deferred for up to six months.

(d) Disposition of Shares.  In the case of an NSO, if the Shares are held for the minimum long-term capital gain holding period in effect at the time of disposition, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.  In the case of an ISO, if the Shares transferred pursuant to the Stock Option are held for the minimum long-term capital gain holding period in effect at the time of disposition (and provided such holding period comprises at least one year after exercise of the Stock Option) and are disposed of at least two years after the date of grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal income tax purposes. If the Shares purchased under an ISO are disposed of after such one-year period following exercise, but before the expiration of the minimum long-term capital gain holding period in effect at the time of disposition, then gain realized on such disposition may be taxed as a short-term capital gain, which may or may not be equivalent to taxation as compensation income (taxable at ordinary income rates).  If the Shares purchased under an ISO are disposed of within such one-year period or within two years after the date of grant, any gain realized on such disposition will be treated as compensation income to the extent of the difference between the Exercise Price and the lesser of (1) the Fair Market Value of the Shares on the date of exercise, or (2) the sale price of the Shares.

(e) Notice of Disqualifying Disposition of ISO Shares.  If the Stock Option granted to the Optionee herein is an ISO, and if the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the date of grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition.  The Optionee agrees that the Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

[Signature page follows]

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall constitute one document.

GENESIS BIOPHARMA, INC.

By:

Name: Robert Brooke

Title: President and Chairman of the Board

The foregoing Option is hereby accepted on the terms and conditions set forth herein.  The undersigned acknowledges that the Option is expressly subject to all the provisions set forth in the Company’s 2010 Equity Compensation Plan, and acknowledges receipt of a copy of such Plan.

OPTIONEE:

Signature

Print Name

EXHIBIT A

GENESIS BIOPHARMA, INC.
2010 EQUITY COMPENSATION PLAN

EXERCISE NOTICE

To: Genesis Biopharma, Inc.	Date:____________________

1.	The undersigned hereby irrevocably elects to purchase __________ shares of the common stock of Genesis Biopharma, Inc. pursuant to provisions of the attached Stock Option Agreement.

2.
[The undersigned is delivering to the Company, with this Notice of Exercise, payment for the aggregate purchase price of the foregoing number of shares (“Shares”), computed in accordance with the Stock Option Agreement.] [or]

2.	[The undersigned elects to exercise the Cashless Exercise provision in accordance with the Stock Option Agreement.]

3.
In exercising the Option, the undersigned hereby confirms and acknowledges that the Shares are being acquired solely for the account of the undersigned and not a nominee for any other party, and for investment, and that the undersigned will not offer, sell, or otherwise dispose of any such Shares except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws.

3.	Please issue a certificate representing said Shares in the name of the undersigned.

OPTIONEE:

Signature

Print Name

Address

Social Security Number